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                                                                   EXHIBIT 10.17

            Schedule to Employment Agreement between the Company and
                        Certain of its Executive Officers

Executive                Position of Executive                       Base Salary
---------                ---------------------                       -----------

Carl A. Liliequist       Vice President - Sales & Marketing          $200,000

George M. Dickens, Jr.   Former Vice President - Sales & Marketing   $210,000